SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)             July 19, 2004

                              HUDSON UNITED BANCORP
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                 1-08660                    22-2405746
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
      of Incorporation)           File Number)            Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey               07430
  (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code        (201) 236-2600



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)     Exhibits
                     Exhibit No.      Exhibit
                     -----------      -------
                     99.1             Press Release Dated July 19, 2004 and
                     ----             related materials


Item 12.

The following information is disclosed pursuant to Item 12 on Form 8-K:

On July 19, 2004, Hudson United Bancorp issued a press release reporting earnings and other financial results for its second quarter and year to date, which was as of June 30, 2004. A copy of the press release is attached as
Exhibit 99.1.

The information disclosed under this Item 12, including Exhibit 99.1 ,under Item 7, shall be considered "furnished" but not "filed" for purposes of the Securities and Exchange Act of 1934, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 19, 2004                         HUDSON UNITED BANCORP



                                             By: /s/ James W. Nall
                                                 ------------------
                                             Name: James W. Nall
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

       Exhibit No.     Title
       -----------     -----
       99.1            Press Release Dated July 19, 2004 and related materials.